RENTAL AGREEMENT

This is an Agreement to Rent (the “Agreement”) effective March 1, 2007,

BETWEEN:	Hartlin Management Services (the "Lessor"), a company organized and existing under the laws of the Province of British Columbia with its head office located at:

#110, 20177 – 54A. Avenue
Langley, British Columbia  V3A 3W6

AND:	New Fuel Systems Inc. (the "Lessee"), a corporation organized and existing under the laws of the Province of British Columbia, with its records and head office to be located at:

#110, 20177 – 54A Avenue
Langley, British Columbia V3A 3W6

TERMS

It is agreed that:

1.
Lessor does hereby agree to grant, demise and let and Lessee does hereby agree to utilize premises situated in Langley, British Columbia at #110, 20177 – 54A. Avenue at the rent or sum of $1000.00 per month, to be paid as follows:

a) $1000.00 per month to paid every month or to be paid every quarter starting March 1, 2007
b) Lessor shall submit an invoice to the Lessee on the first day of the first month of each quarter; starting March 1, 2007 then June 1, September 1, January 1, consecutively.

2.	The parties here shall execute the rental agreement herein provided for on March 1, 2007.

3.
The agreed upon rental fee of $1000.00 per month shall include the Lessee’s proportionate share of the telephone, internet, hydro, maintenance fees, and off- site storage costs for archived company records paid by the Lessor.

4.	These presents shall operate only as an agreement to rent and not as a lease therefore is subject to cancellation at any time.

5.	This agreement shall remain in effect until such time that a thirty day written notice to cancel said agreement by the Lessee is received by the Lesser.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

LESSOR                                                                           LESSEE

/s/ “Karen Hartlin”                                                        /a/ "Jack Stuart”

Authorized Signature                                                   Authorized Signature
                                                                                         Jack Stuart, President/CEO
  Karen Hartlin – President/Owner
Print Name and Title                                                     Print Name and Title

AMENDMENT TO RENTAL AGREEMENT

This Amendment to Rental Agreement (the “Agreement” dated Mar 1, 2007) is made and effective September 1, 2008.

BETWEEN:	Hartlin Management Services (the "Lessor"), a company organized and existing under the laws of the Province of British Columbia with its head office located at:

#110, 20177 – 54A. Avenue
Langley, British Columbia  V3A 3W6

AND:	New Fuel Systems Inc. (the "Lessee"), a corporation organized and existing under the laws of the Province of British Columbia, with its records and head office to be located at:

#110, 20177 – 54A Avenue
Langley, British Columbia V3A 3W6

AMENDED TERMS

It is agreed that:

1.
The agreed upon rental fee of $1000.00 per month that includes the Lessee’s proportionate share of the telephone, internet, hydro, maintenance fees, and off- site storage costs for archived company records paid by the Lessor is to be increased to $1100.00 per month effective October 1, 2008.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

LESSOR                                                                           LESSEE

/s/“Karen Hartlin”                                                        /s/“Jack Stuart”

Authorized Signature                                                    Authorized Signature

Karen Hartlin, Pres/Owner                                          Jack Stuart, Pres/CEO
Print Name and Title                                                    Print Name and Title